SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 February, 1997

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission        (IRS Employer
        incorporation)           File Number)      Identification No.)

                                    Tower 56
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                       (212) 605-7100
                              (Registrant's telephone number,
                              including area code)

The registrant hereby amends Item 7 of its Current Report on Form 8-K, dated January 29, 1997, as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      Included herewith are the following financial statements reflecting the acquisition of 125 Summer Street, Tower 56, One Lincoln Centre, the Frick Building, and 527 Madison Avenue.

      (a)   Financial Statements

            527 Madison Avenue
            ------------------
            1. Report of Ernst & Young LLP, Independent Auditors, dated February
               14, 1997.
            2. Statement  of Revenues and Certain  Expenses for the year ended
               December 31, 1996.

      (b)   Pro forma condensed consolidated financial statements (unaudited):

            1. Pro forma condensed  consolidated statement of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996.

            2. Pro forma condensed consolidated balance sheet as of September
               30, 1996.

            3. Notes to pro forma condensed consolidated financial statements.

                            Statement of Revenues and
                                Certain Expenses

                               527 Madison Avenue

                          Year ended December 31, 1996
                       with Report of Independent Auditors

                               527 Madison Avenue

                   Statement of Revenues and Certain Expenses

                                December 31, 1996





                                    Contents

Report of Independent Auditors.........................................1

Statement of Revenues and Certain Expenses.............................2

Notes to Statement of Revenues and Certain Expenses....................3

                         Report of Independent Auditors


To the Board of Directors
Cornerstone Properties Inc.

We have audited the Statement of Revenues and Certain Expenses of 527 Madison Avenue (the Property) as described in Note 2 for the year ended December 31, 1996. The Statement of Revenues and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

The accompanying statement of revenue and certain expenses for 1995 was not audited by us and, accordingly, we do not express an opinion on it.


                                                   Ernst & Young LLP

February 14, 1997

                               527 Madison Avenue

                   Statement of Revenues and Certain Expenses




                                               Years ended December 31
                                                1996            1995
                                           ------------------------------
                                                           (Unaudited)
Revenues
   Rental income - (Note 3)                 $10,263,480    $10,874,330
   Miscellaneous income                       1,541,540      1,349,152
                                           ------------------------------

                                             11,805,020     12,223,482
                                           ------------------------------

Certain Expenses - (Note 3)
   Cleaning                                     707,294        801,015
   Building repairs and maintenance             130,067        108,791
   HVAC repairs and maintenance                 212,472        223,350
   Elevators  and  escalators  repairs and      113,115        130,151
   maintenance
   Plumbing  and  electrical  repairs  and       19,397          8,887
   maintenance
   Energy                                       180,909        169,361
   Amenities                                     68,822         63,373
   Security and life safety                     357,537        346,093
   Insurance                                     45,508         54,989
   Direct management expense                    150,634        146,364
   Professional fees                             38,649         10,098
   Administrative reimbursement                 308,758        303,814
   Property taxes                             2,184,160      2,213,851
   Marketing                                        994          1,972
   Loss on lease terminations                    86,540              -
   Other                                          2,130          5,242
                                           ------------------------------

                                              4,606,986      4,587,351
                                           ------------------------------

   Revenues in excess of certain expenses  $  7,198,034   $  7,636,131
                                           ==============================



See accompanying notes.

                               527 Madison Avenue

                  Notes to the Statement of Revenues and Certain Expenses

                                December 31, 1996



1. Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of 527 Madison Avenue (the Property). The Property was acquired on February 14, 1997 by Cornerstone Properties Inc. ("Cornerstone"). The Property was previously owned by 527 Madison Holdings, a New York general partnership.


2. Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Cornerstone in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

The preparation of the Statement of the Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

3. Rental Income

Rental income is recognized on a straight-line basis over the terms of the related leases inclusive of free rent, if any, and lease step-ups. The leases provide for the reimbursement of real estate taxes and in most cases, provide for certain operating expenses in excess of base amounts. These reimbursements and applicable costs have been reflected in the statement of operations as revenues and expenses, respectively. For the years ended December 31, 1996 and 1995, approximately $545,317 and $(223,241) (unaudited) is netted with income as a result of straight-lining of rents.

The following is a schedule by years of minimum future rentals on noncancellable operating leases at December 31, 1996, exclusive of additional rental income which will result from escalations:

          1997                                        $10,220,943
          1998                                          9,831,871
          1999                                          8,864,571
          2000                                          8,949,688
          2001                                          8,136,645
          Thereafter                                   17,125,302
                                                     ===============
                                                      $63,129,020
                                                     ===============

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                INFORMATION PURSUANT TO RULE 3-14 REGULATION S-X
                ------------------------------------------------


      MANAGEMENT ASSESSMENT

      Management's assessment of the Properties prior to acquisition includes, but it is not limited to, the quality of the tenant base, regional demographics, the competitive environment, operating expenses and local property taxes. In addition, the physical aspect of the Properties, location, condition and quality of design and construction are evaluated. Management also conducts engineering and environmental studies. All factors, when viewed in their entirety, have met management's acquisition criteria. Management is not aware of any material factors relating to the acquisitions other than those discussed above.

      ESTIMATES OF TAXABLE OPERATING INCOME AND FUNDS GENERATED FROM OPERATIONS

      No income taxes have been provided because Cornerstone Properties Inc. is taxed as a real estate investment trust under the provisions of the Internal Revenue Code. Accordingly, Cornerstone does not pay Federal income tax whenever income distributed to shareholders is equal to at least 95% of real estate investment trust taxable income and certain other conditions are met.

      The following presents an estimate of funds generated from operations from 125 Summer Street, Tower 56, One Lincoln Centre, the Frick Building, and 527 Madison Avenue for the year ended December 31, 1995 based on the Statements of Revenues and Certain Expenses and actual results. These estimated results do not purport to present expected results of operations for the Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.

                                           Funds Generated From Operations
                                           For the year ended Decembe 31, 1995
                                           -----------------------------------
                       125 Summer Street       $10,908,000
                       Tower 56                  2,865,000
                       One Lincoln Centre        4,272,000
                       Frick Building            2,496,000
                       527 Madison Avenue        7,636,000
                                               -----------
                            Total              $28,177,000
                                               ===========

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
              -----------------------------------------------------
                                  (UNAUDITED)

      The following unaudited pro forma condensed consolidated balance sheet as of September 30, 1996 reflects the acquisition of One Lincoln Centre, the Frick Building, and 527 Madison Avenue as if the transactions had occurred on that date.

      The pro forma condensed consolidated statements of operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 assume the acquisition of 125 Summer Street, Tower 56, One Lincoln Centre, the Frick Building, and 527 Madison Avenue as if they had occurred on January 1, 1995. This pro forma information is based on the historical statements of Cornerstone after giving effect to the acquisition of these Properties.

      The unaudited pro forma condensed consolidated financial statements have been prepared by Cornerstone Properties Inc. management. The unaudited pro forma condensed consolidated statement of operations may not be indicative of the results that would have actually occurred had the acquisitions been made on the dates indicated. Also, it may not be indicative of the results that may be achieved in the future. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with Cornerstone's audited statements as of December 31, 1995 and for the year then ended (which are contained in Cornerstone's Form 10-K for the year ended December 31, 1995) and the unaudited financial statements as of September 30, 1996 and for the nine months then ended (which are contained in Cornerstone's Form 10-Q for the period ended September 30, 1996) and the accompanying notes.



                  Cornerstone Properties Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Operations
                        For the Year Ended December 31, 1995
                                    (Unaudited)
                    (In thousands, except for per share amounts)

                                                                 One
                                             125                Lincoln      Frick   527   (1),(2),(3),(4),(5)
                                    As      Summer   Tower 56   Centre     Building Madison  Pro Forma
                                 Reported    Acqu.    Acqu.      Acqu        Acqu.    Acqu.    Adj.     Pro Forma

Office and Parking Rentals        $ 88,548   $ 13,651   $ 6,582   $ 6,789   $ 6,002  $ 12,223  $  --    $ 133,795
Interest and Other Income            3,839        109         7       --         27        --    (54)       3,928
                                  -------------------------------------------------------------------------------
     Total Revenue                  92,387     13,760     6,589     6,789     6,029    12,223    (54)     137,723
Operating Expenses                  31,530      4,994     3,724     2,517     3,533     4,587      --      50,885
Interest Expense                    29,467      2,999     1,381        --        --        --      --      33,847
Depreciation Expense                23,877        --        --         --        --        --   5,944      29,821
Other Expenses                      13,225        --        --         --        --        --      --      13,225
                                   ------------------------------------------------------------------------------
     Total Expenses                 98,099       7,993     5,105    2,517     3,533      4,587  (5,998)   127,778
Minority Interest                   (3,417)       --         --        --        --         --      --     (3,417)
(Loss) Income Before Extraordinary
     Item                           (9,129)      5,767     1,484    4,272     2,496      7,636  (5,998)     6,528
Extraordinary Loss                  (4,445)       --         --        --        --         --      --     (4,445)
                                   -------------------------------------------------------------------------------
Net (Loss) Income                 $(13,574)     $ 5,767  $ 1,484   $ 4,272  $ 2,496    $ 7,636 $(5,998)   $ 2,083
                                   ===============================================================================

Preferred Dividends                $ 1,449                         $ 4,106  $ 2,184    $ 5,524            $ 13,263
Loss Before Extraordinary
Item per Share                     $ (0.66)                                                               $  (0.33)
Net Loss per Share                 $ (0.94)                                                               $  (0.55)
Weighted Shares Outstanding         15,910        3,425    1,118                                            20,453


  See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements




                  Cornerstone Properties Inc. and Subsidiaries
              Pro Forma Condensed Consolidated Statement of Operations
                       For the Year Ended September 30, 1996
                                    (Unaudited)
                    (In thousands, except for per share amounts)

                                             One
                                            Lincoln  Frick      527  (2),(3),(4),(5)
                             As     Tower 56 Centre  Building Madison Pro Forma
                           Reported  Acqu.    Acqu.  Acqu     Acqu     Adj.    Pro Forma


Office and Parking Rentals    $80,687  $ -  $ 4,702  $ 4,427   $8,854  $   -   $ 98,670
Interest and Other Income       9,477    -       -         6      -        -      9,483
                              ---------------------------------------------------------
     Total Revenue             90,164    -    4,702    4,433    8,854      -    108,153
Operating Expenses             31,726    -    1,947    2,405    3,455      -     39,533
Interest Expense               23,715    -       -     -          -        -     23,715
Depreciation Expense           18,281    -       -     -          -      2,497   20,778
Other Expenses                  4,589    -       -     -          -        -      4,589
                              ---------------------------------------------------------
     Total Expenses            78,311    -    1,947    2,405    3,455    2,497   88,615
Minority Interest              (1,017)   -       -     -          -        -     (1,017)
(Loss) Income Before
     Extraordinary Item        10,836    -    2,755    2,028    5,399   (2,497)  18,521
Extraordinary Loss             (3,786)   -        -     -          -       -     (3,786)
                           -------------------------------------------------------------

Net (Loss) Income           $   7,050  $ -  $ 2,755  $ 2,028  $ 5,399 $ (2,497) $14,735
                           =============================================================

Preferred Dividends         $   2,625       $ 3,080  $ 1,638  $ 4,143           $11,486
Income Before Extraordinary
Item per Share              $   0.40                                            $  0.35
Net Income per Share        $   0.22                                            $  0.16
Weighted Shares Outstanding   20,344                                             20,344


 See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements


                  Cornerstone Properties Inc. and Subsidiaries
                 Pro Forma Condensed Consolidated Balance Sheet
                            As of September 30, 1996
                                   (Unaudited)
                                 (In thousands)

                                             (2),(3),(4),(5)
                                                 Pro Forma
                                   As Reported  Adjustments  Pro Forma
Assets:

    Investment Property            $   528,277   $ 144,718     $672,995
    Cash and Cash Equivalents           19,519        -          19,519
    Tenant and Note Receivables         41,091        -          41,091
    Other Assets                        12,711        -          12,711
                                       --------------------------------

Total Assets                       $   601,598    $ 144,718    $746,316
                                       ================================

Liabilities:

    Long-Term Debt                 $   400,405    $    -       $400,405
    Other Liabilities                   27,819         -         27,819
                                      ---------------------------------
                                       428,224         -        428,224
Minority Interest                      (16,899)        -        (16,899)
Redeemable Preferred Stock                -         144,718     144,718
Shareholders' Equity                   190,273         -        190,273
                                       --------------------------------

Total Liabilities and
Shareholders' Equity               $   601,598      $144,718   $746,316
                                       ================================


See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements

                  CORNERSTONE PROPERTIES INC. AND SUBSIDIARIES
                          NOTES TO PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS
                        ---------------------------------

(1) 125 SUMMER STREET
    -----------------

    For the pro forma condensed consolidated statement of operations as of December 31, 1995, 125 Summer Street pro forma adjustments are based on the following:
       The $105,000,000 purchase price and related acquisition and stock issuance costs were funded by issuing common shares at $14.30/shr and by obtaining a $20,000,000 bridge loan.
       Depreciation expense on the building has been calculated on a straight-line basis over 40 years.

(2)  TOWER 56 PRO FORMA NOTES
     ------------------------

    Tower 56 was acquired through foreclosure on two mortgage notes which were purchased on December 19, 1995. Accordingly, there were no pro forma adjustments recorded in the pro forma condensed consolidated statement of operations for the nine months ended September 30, 1996 or the pro forma condensed consolidated balance sheet as of September 30, 1996 for Tower 56. Actual activity for these dates has been reflected in the "As Reported" column in the respective statements.

    For the pro forma condensed consolidated statement of operations for the year ended December 31, 1995, Tower 56 pro forma adjustments are based on the following:
       The $32,780,000 purchase price and related acquisition and stock issuance costs were funded by issuing common shares at $14.30/shr and by obtaining $18,000,000 in financing.
       The interest rate on the $18,000,000 in financing is 7.67% with 30 year principal amortization. $100,000 in finance costs are being amortized over 7 years.
       Depreciation   expense  on  the  building  has  been   calculated on a
       straight-line basis over 40 years.
       Interest income from the mortgage notes for 1995 has been eliminated.

(3)   ONE LINCOLN CENTRE PRO FORMA NOTES
      ----------------------------------

   For the pro forma condensed consolidated financial statements, One Lincoln Centre pro forma adjustments are based on the following:
       The $49,950,000 purchase price and related acquisition and stock issuance costs were funded by issuing 8% cumulative preferred stock.
       Depreciation expense on the building has been calculated on a straight-line basis over 40 years.

(4)   FRICK BUILDING PRO FORMA NOTES
      ------------------------------

   For the pro forma condensed consolidated financial statements, the Frick Building pro forma adjustments are based on the following:
       The $26,500,000 purchase price and related acquisition and stock issuance costs were funded by issuing 8% cumulative preferred stock.
       Depreciation expense on the building has been calculated on a straight-line basis over 40 years.

(5)    527 MADISON PRO FORMA NOTES
       ---------------------------

   For the pro forma condensed consolidated financial statements, 527 Madison pro forma adjustments are based on the following:
       The $67,000,000 purchase price and related acquisition costs were funded by issuing 8% cumulative preferred stock.
       Depreciation expense on the building has been calculated on a straight-line basis over 40 years.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CORNERSTONE PROPERTIES INC.
                               (Registrant)

                              By:    /s/ John S. Moody
                                     John S. Moody, President and Chief
                                     Executive Officer

                              Date:  February 24, 1997


                              By:     /s/ Thomas P. Loftus
                                      Thomas P. Loftus, Vice President and
                                      Controller
                                      (Principal Financial Officer)

                              Date:   February 24, 1997